Exhibit 99.1

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of June 2, 2016, by and among Project Alpha Holding, LLC, a Delaware limited liability company (“Parent”), and the undersigned stockholder (“Holder”) of Qlik Technologies Inc., a Delaware corporation (the “Company”).

RECITALS

Pursuant to an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among Parent, Project Alpha Merger Corp., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and the Company, Merger Sub is merging with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Parent. Concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Holder enter into this Agreement. Holder is the beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act but excluding the provisions of subsection (d)(1)(i) thereof) of such number of shares of the outstanding common stock, par value $0.0001 per share, of the Company as indicated in the records of the Company or its registrar and transfer agent (the “Shares”).

Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Merger Agreement.

AGREEMENT

The parties agree as follows:

1. Agreement to Retain Shares.

(a) Transfer. During the period beginning on the date hereof and ending on the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (as defined in Section 4), (1) except as contemplated by the Merger Agreement, and except as provided in Section 1(b), Holder agrees not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) the Shares or any New Shares (as defined below), and (2) Holder agrees not to, directly or indirectly, grant any proxies or powers of attorney, deposit any of the Shares into a voting trust or enter into a voting agreement with respect to any of the Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (2) (other than as required to comply with Section 2(a)).

(b) Permitted Transfers. Section 1(a) shall not prohibit a transfer of Shares or New Shares (as defined below) by Holder (i) for the net settlement of Holder’s options to purchase shares of Company Common Stock (to pay the exercise price thereof and any tax withholding obligations) (ii) for the net settlement of Holder’s restricted stock units (including performance-based restricted stock units) settled in shares of Company Common Stock (to pay any tax withholding obligations), (iii) for the exercise of Holder’s options to purchase shares of Company Common Stock, to the extent such options would expire prior to the Effective Time,

(iv) for the exercise of Holder’s options to purchase shares of Company Common Stock or the receipt upon settlement of Holder’s restricted stock units, and the sale of a sufficient number of such shares of Company Common Stock acquired upon exercise of such options or settlement of such restricted stock units as would generate sales proceeds sufficient to pay the aggregate applicable exercise price of shares then exercised under such options and the taxes payable by Holder as a result of such exercise or settlement, (v) made pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, established prior to a date hereof, (vi) to any family member or trust for the benefit of Holder or any family member, to any charitable organization to which contributions are deductible for federal income tax, estate or gift purposes, or other transfers for estate planning purposes, or upon the death of Holder, (vii) to any stockholder, member or partner of any Holder which is an entity, (viii) to any Affiliate of Holder, or (ix) to any person or entity if and to the extent required by any non-consensual Order, by divorce decree or by will, intestacy or other similar Law, so long as, in the case of the foregoing clauses (vi), (vii) and (viii), the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder memorializing such agreement.

(c) New Shares. Holder agrees that any shares of Company Common Stock that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares.

(d) Stop Transfer. From and after the date of this Agreement through the term of this Agreement, Holder agrees not to request the Company to register or otherwise recognize the transfer (book-entry or otherwise) of any Shares or any certificate or uncertificated interest representing any of Holder’s Shares, except as permitted by, and in accordance with, Section 1(b).

2. Agreement to Vote Shares.

(a) Until the earlier to occur of the Effective Time and the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Holder shall appear at such meeting (in person or by proxy) and shall vote or consent the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and the approval of the Merger and the other transactions contemplated thereby and (ii) against any Alternative Proposal (the “Covered Proposals”). This Agreement is intended to bind Holder only as a stockholder of the Company and only with respect to the Covered Proposals. Except as expressly set forth in clauses (i) and (ii) of this Section 2, Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company. Until the earlier to occur of the Effective Time and the Expiration Date, Holder covenants and agrees not to enter into any agreement or understanding with any Person with respect to voting of its Shares on any Covered Proposal which conflicts with the terms of this Agreement.

(b) Holder further agrees that, until the earlier to occur of the Effective Time and the Expiration Date, Holder will not (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) in connection with any Covered Proposal, (B) initiate a stockholders’ vote with respect to an Alternative Proposal, or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Alternative Proposal.

3. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to Parent that Holder (i) is the beneficial owner of the Shares, which, at the date of this Agreement and at all times up until the earlier to occur of (A) the Effective Time and (B) the Expiration Date, will be free and clear of any liens, claims, options, charges or other encumbrances that would reasonably be expected to have the effect of preventing or disabling Holder from performing Holder’s obligations under this Agreement, and (ii) as of the date hereof does not own of record or beneficially any shares of outstanding capital stock of the Company other than the Shares (excluding shares as to which Holder currently disclaims beneficial ownership in accordance with applicable Law). Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement. This Agreement has been duly and validly executed and delivered by Holder and, assuming due and valid execution of the other parties hereto, constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

4. Termination. This Agreement shall terminate automatically and shall have no further force and effect as of the earliest to occur of (i) the termination of the Merger Agreement in accordance with the terms and provisions thereof, (ii) the Effective Time, (iii) any change to the terms of the Merger without the prior written consent of Holder that reduces the Merger Consideration, (iv) an Adverse Recommendation Change, or (v) the mutual written consent of Parent and Holder (the earliest of such dates, the “Expiration Date”). Notwithstanding the foregoing, Section 5 shall survive the termination of this Agreement.

5. Fiduciary Duties. This Agreement shall apply to Holder solely in Holder’s capacity as the beneficial owner and/or holder of record of the Shares and not in Holder’s capacity as a director, officer or employee of the Company or any of its Subsidiaries or in Holder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding any provision of this Agreement to the contrary, Holder makes no agreement or understanding in this Agreement in Holder’s capacity as a director or officer of the Company or any of its Subsidiaries and nothing in this Agreement shall (or shall require Holder to attempt to) limit or restrict any actions or omissions of a director and/or officer of the Company or any of its Subsidiaries in any respect, including the exercise of his or her fiduciary duties as a director and/or officer of the Company or any of its Subsidiaries or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director and/or officer of the Company or any of its Subsidiaries or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee and/or fiduciary.

6. Miscellaneous.

(a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties hereto or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 6(a) shall be binding upon the parties and their respective successors and assigns.

(b) Assignment. Neither this Agreement nor any of the rights, interest or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties here to without the prior written consent of the other parties.

(c) Governing Law; Venue.

i. This Agreement and all proceedings or counterclaims (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Parent, or Holder in the negotiation, administration, performance and enforcement thereof, shall be governed by, construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to any choice or conflict of laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

ii. Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, in the event any dispute arises out of this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the state courts of the State of Delaware, or any federal court sitting in the State of Delaware, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any proceeding arising out of or relating to this Agreement and (v) agrees that each of the other parties shall have the right to bring any proceeding for enforcement of a judgment entered by the state courts of the State of Delaware or any federal court sitting in the State of Delaware. Each of Parent and Holder agrees that a final judgment in any proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

iii. Each party irrevocably consents to the service of process outside the territorial jurisdiction of the courts referred to in Section 6(b)(i) in any such proceeding by mailing copies thereof by registered or certified United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 6(e). However, the foregoing shall not limit the right of a party to effect service of process on the other party by any other legally available method.

(d) Counterparts. This Agreement may be executed by PDF and in two or more counterparts, each of which when executed shall be deemed an original and all of which together shall constitute one instrument.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 72 hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable Law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h) No Recourse. Parent agrees that Holder (in Holder’s capacity as a stockholder of the Company) shall not be liable for claims, losses, damages, expenses or other liabilities or obligations arising from or related to the Merger Agreement, including any breach of the Merger Agreement by the Company.

(i) No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or any of its Affiliates any direct or indirect ownership or incidence of ownership of or with respect to any Shares or New Shares. All rights, ownership and economic benefit of and relating to the Shares and any New Shares shall remain vested in and belong to Holder, and neither Parent nor Merger Sub shall have any authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority with respect to Holder in the voting of any Shares or New Shares, except as specifically provided herein, or in the performance of Holder’s duties or responsibilities as a stockholder of the Company. .

(j) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause the parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach, each party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.

(k) No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between or among any of the parties hereto unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

(l) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6(j).

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the date first above written.

PROJECT ALPHA HOLDING, LLC

By:

Name:
Title:

Address:	Thoma Bravo, LLC
600 Montgomery Street, 20th Floor
San Francisco, CA 94111
Telephone:	(415) 263-3660
Facsimile:	(415) 392-6480
Attention:	Seth Boro
Chip Virnig

[Signature Page to Voting Agreement]

“HOLDER”

Name:

Holder’s Address for Notice:

Attention:

SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of:

Name of Holder

and that the undersigned is familiar with the terms of the Voting Agreement (the “Agreement”), by and among Project Alpha Holding, LLC, a Delaware limited liability company, and the undersigned’s spouse. The undersigned hereby agrees that the interest of the undersigned’s spouse in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement and by any amendment, modification, waiver or termination signed by the undersigned’s spouse. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of the Agreement shall be irrevocably bound by the terms of the Agreement, and that the Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes the undersigned’s spouse to amend, modify or terminate the Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by the undersigned’s spouse shall be binding on the community property interest of undersigned in all property which is the subject of the Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Agreed as of the date first written above:

Name: